UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  June 16, 2011

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2012 Executive Incentive Plan Administrative Guidelines

On June 16, 2011, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Plantronics, Inc. (“Plantronics” or the “Company”) approved an amendment to the 2012 Executive Incentive Plan Administrative Guidelines (EIP). The amendment reduces the maximum level of each participant's target bonus that they can achieve under the EIP for fiscal year 2012 from 200% to 150% and makes certain other changes in connection with the requirements of section 162(m) of the Internal Revenue Code of 1986, as amended. The description of the EIP is qualified in its entirety by the reference to the complete terms of the EIP, a copy of which will be filed with our quarterly report on Form 10-Q for the quarter ended July 2, 2011.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
2012 Majority Voting

On June 16, 2011, the Board amended the Company's Amended and Restated Bylaws (the “Bylaws”) to provide for majority voting of directors. Effective as of the first meeting of stockholders at which directors will be elected following the 2011 annual meeting of stockholders, each director in an uncontested election will be elected by the vote of the majority of the votes cast with respect to the nominee. In this context, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. In a contested election, the vote to elect director(s) is determined by a plurality standard.

On June 16, 2011, the Board also amended the Corporate Governance Guidelines by adopting a contingent resignation policy which states that effective following the 2011 annual meeting of stockholders, prior to any meeting of stockholders at which directors will be elected, as a condition to nomination, each director nominee shall submit a contingent resignation of his or her directorship in writing to the Chair of the Nominating and Corporate Governance Committee to be used with regard to majority voting in director elections. The resignation becomes effective only if the director fails to receive a sufficient number of votes for re-election at the meeting of stockholders as described in the Bylaws and the Board accepts the resignation. Both the Company's amended Bylaws and the amended Corporate Governance Guidelines are available on the Company's investor relations website.

Item 9.01 Financial Statements and Exhibits

The following exhibit is furnished as part of this report.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Plantronics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2011	PLANTRONICS, INC.

	By:	/s/ Barbara Scherer
	Name:	Barbara Scherer
	Title:	Senior Vice President and Chief Financial Officer